BRANDYWINE BLUE FUND, INC.

Managed by FRIESS ASSOCIATES, INC.   ANNUAL REPORT         SEPTEMBER 30, 1998

DEAR FELLOW SHAREHOLDERS:

 Ugly. Unadulterated ugliness. We know of no better way to describe the market environment in the recently completed September quarter.

 Repositioning your Fund at the beginning of this year out of Asian and emerging market-exposed companies has dodged many bullets. The incoming fire is now coming from another direction. Hedge funds dumped billions of dollars of their equities in recent weeks to cover bad, heavily leveraged bets on interest-rate and foreign-currency movements. Stocks plummeted regardless of individual company fundamentals.

 The $11.2 billion pulled from stock mutual funds in August is the first outflow since September 1990. Fortune magazine's September cover heralds The Crash of '98. More people now compare this year to the Crash of
        ----------------
'87.

 The average S&P 500 stock is down 28 percent from 52-week highs this year; 38 percent is the comparable 1987 number. The average NYSE stock this year declined 36 percent versus 39 percent in '87. It gets worse. The average Nasdaq stock declined 46 percent from 52-week highs. Guess what the comparable decline was in '87? Forty-four percent.
      ----------

 Venerable Merrill Lynch sank from $107 to below $38. Bankers Trust went from a high of $120 to $50, J.P. Morgan was down to $72 from a high of $135, and Citicorp fell from $181 to $80, all in the last three months. We cite these even though they weren't in your Fund simply to reflect that the popularly quoted indices don't always fully reflect the total reality.

 Nearly three-quarters of Nasdaq stocks, more than half of the NYSE, and almost 40 percent of S&P stocks were down by more than 30 percent from 52-week highs. A full one-fourth of S&P 500 stocks are down 50 percent or more in the last 12 months. The really bad news is that your Fund did not escape this pummeling. It is down 26.5 percent for the past 12 months, impacted by the 19.9 percent decline of the September quarter. This retrenchment affected your five year and inception (January 10, 1991) results as well which show 66.3 percent and 234 percent gains, annualized at 10.7 percent and 16.9 percent.

 The following charts better reflect your year-by-year progress, adjusted to December year ends to make easier comparisons to the indices. Note that when the Nasdaq Industrials and the Russell 2000 outperform the S&P 500, your performance swiftly outpaces the S&P 500 as well.

                               YEARLY PERFORMANCE
                     FOR THE PERIOD 1-10-91 THROUGH 9-30-98

                      NASDAQ IND.     RUSSELL 2000    S&P 500       YOUR FUND
1991                      69.9            48.9          36.9           40.1
1992                       8.4            16.4           7.6           13.1
1993                      11.2              17          10.1           27.2
1994                      -6.5            -3.2           1.3            2.3
1995                        28            26.2          37.5           32.4
1996                      22.7            14.8            23           23.2
1997                        10            20.5          33.3           19.3
1998                     -15.5           -16.8           6.0          -16.7

 Global overcapacity creates competitive devaluations and global deflation. Ford and GM price cuts, for example, are the first in years.

 The recent meeting of finance ministers and central bank heads of the Group of Seven provided no solutions. A Marshall Plan type of effort may eventually be necessary to return the world from its recent painful deflationary downturn to future prosperity.

 Former Treasury Secretary Nick Brady, who was instrumental in the successful Mexican peso bailout, is calling on the Fed to lower rates by an additional full percentage point. New York Federal Reserve President William McDonough confirms in a speech to international bankers that". . . we are in the most serious financial crisis since WW II, [with] a propensity to get worse rather than better."

 In a speech to the National Association of Business Economics on October 7, Federal Reserve Chairman Alan Greenspan warned of a possible credit crunch. He noted tightening of bank lending, consumer unwillingness to invest in Real Estate Investment Trusts and lower-grade bonds, as well as expectations for a slowing economy in '99.

 Newly risk-averse investors began shunning commercial-mortgage-backed securities in recent weeks, causing the October 5 bankruptcy filing of Criimi Mae, the largest buyer of bonds backed by commercial mortgages. The biggest creditors to the $2.8 billion asset REIT are Merrill Lynch, Deutsche Bank, and Citicorp.

 The Fed-coordinated bailout of the now-infamous Long Term Capital Management hedge fund was required, said Greenspan in testimony to Congress, to avoid "the seizing of markets," stating their collapse". . . could have . . . impaired the economies of many nations, including our own." Greenspan also added, "I will forecast . . . that there will be many more (LTCM's) . . . running into a very large number, in the hundreds."

 Insights like this into what ultimately became a $3.6 billion rescue do not bode well for other hedge funds and money-center banks squeezed by derivatives guesses that blew up when interest rates and foreign currencies moved in the wrong direction. The yen last week swung dramatically from 124 to 112 against the dollar -- all in a single day.

 Fifteen of the largest Wall Street players including Merrill Lynch, Goldman Sachs, Morgan Stanley Dean Witter and J.P. Morgan were encouraged by the Fed to save the LTCM hedge fund. They were the brokers that loaned billions to LTCM to attract its investment in risky derivatives products the brokers sell. Lehman Brothers, as one of the fifteen, has seen its stock fall 70 percent because of its exposure to hedge funds and emerging-market bonds.

 With a few notable exceptions, all of your companies continue to demonstrate strong earnings fundamentals. Their price weakness is more influenced by fears about emerging-market issues, Japanese banking woes, over-leveraged hedge funds, and other external factors unrelated to our bottom-up approach.

 According to William O'Neil & Co., your companies' earnings increase for the last 12 months are 35 percent versus just 13 percent for the S&P 500. And, for the last quarter, the earnings grew 64 percent compared to 12 percent.

                                 COMPANY GROWTH

                                              YOUR COMPANIES          S&P 500
AVERAGE INCREASE LATEST 12 MOS. EARNINGS            35%                 13%
AVERAGE INCREASE LATEST QUARTERLY EARNINGS          64%                 12%

ALL S&P FIGURES ARE UNWEIGHTED. ANALYSIS BY WILLIAM O'NEIL & CO., INC. SEPTEMBER 25, 1998.

 Some of these solid companies did perform well during the quarter. David Harrington's pick of Mips Technologies rose 42 percent, while A.J. Berk chose Gemstar and Access Health which rose 26 percent and 19 percent.

 Remember the March quarter when many companies roared ahead independent of their fundamentals? As we discussed earlier, that experience provides a model that inspires our confidence. Eventually, these companies did react to the fundamental analysis of your team. Of the stocks we sold, more than 75 percent eventually declined from those prices, and a quarter of them by 40 to 90 percent.

 This is because their earnings did indeed deteriorate; some quite dramatically. You can imagine our chagrin when the press characterizes this as "selling at the trough" simply because these stocks at first went up for a while.

 It is core to the Friess Associates investment strategy that it is the earning power of a company that influences the price of its stock. That is evident now that we have the perspective of eight months from those January sales.

 Now that we are in a period where market forces on the external front are dramatically negative, for the reasons we mentioned above, we sense the
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similarity to what happened in March. Stocks went up then for reasons often unrelated to their fundamental outlook. Now when many of them are going down, individual company fundamentals are again being ignored. In both instances outside forces drove stocks more than individual company fundamentals.

 Vaunted Blue Chips such as Coca-Cola and Gillette, which we highlighted in recent letters to you as examples of overpriced, slow-growing companies we don't own, now experience dramatic stock-price losses.

 Coke announced that weakness in Asia and Latin America will force profits down in the September and December quarters. Since peaking in July, Coke shares dropped 27 percent, wiping out more than $50 billion of its market value. Gillette is closing 14 factories and laying off 10 percent of its work force. Gillette "shaved" off 36 percent of its share price since its high early in the September quarter.

 When the market is driven by individual company earnings, our strategy shines. When the market is driven by external macro issues, anything can happen. Since mid-'96, U.S. stock performance has been dominated by big "safe" Blue Chips, allowing the S&P 500 to outpace the more dynamic companies of the Russell 2000. That trend actually intensified in recent weeks as small stocks were crushed in uncertainty while the crowd hid out in the Ciscos, Dells, Microsofts, and other one-time market leaders.

 These now enter their own painful phase. Cisco nevertheless is still ahead from where we sold it in January despite its $70 to $41 decline. This business gives us plenty of opportunities to be humbled. A poor sale. A great company.

 Your stocks fly when the general market rebounds as reflected by the moves in various holdings you own during the two-week rebound off the August 31 bottom -- many were up 15 percent or more in just two short weeks. Comp USA was up 55 percent. Borders Group climbed 43 percent, and Rational Software rose 34 percent. Concord EFS, Inc. increased 32 percent while Tech Data, Ascend Communications and HBO & Co. all climbed more than 25 percent.

 Declining earnings expectations have been your research team's primary concern all this year. Late in 1997, we repositioned out of a heavy weighting in semiconductor and oil-service companies. These two groups then enjoyed short-lived gains of 22 percent and 19 percent immediately after you sold them before falling 42 percent and 53 percent to new lows in late August.

 Glimpses of a silver lining exist, however, as the current turmoil forces market participants back to the basics: evaluating stocks one-by-one, examining earnings prospects and carefully considering PE ratios to discern opportunities for gains.

 Huge government surpluses, estimated by some as much as $150 billion for 1999, give room to cut taxes or to increase government expenditures in order to stimulate the economy. A weaker dollar helps some U.S. companies. IMF funding will proceed. There is massive bipartisan support to shore up Brazil and the negativity of impeachment will dissipate as Congressmen now return home.

 Our company-by-company research method remains on track. Your companies have posted the numbers as reflected in the aforementioned O'Neil analysis, but individual performance doesn't carry much weight in the current environment. That cannot be the case forever.

 We're thankful that the Friess Associates' 34-year strategy has a proven track record, the wisdom of which has been borne out over time in up and down markets. We'll stick to buying reasonably priced, rapidly growing companies that, perhaps most importantly in this unforgiving environment, will not disappoint the analyst community's earnings expectations.

 We will continue to allow cash levels to rise and fall to reflect the balance of our ability to isolate profitable investments and our need to get out of those that are faltering.

 When the upswing begins we'll be positioned in the companies that have historically done well in recoveries and are now undervalued based on genuine growth prospects, not wishful thinking.

 We thank you for your continued confidence and patience in this approach, which right now must be as frustrating for you as it is for all of your teammates here. We remain committed to our strategy just as you do with $35 million of our own pension money invested in the Funds, as well as all of my personal equity investments.

 We are optimistic that the way to win is to stick with the strategy that after suffering in past down markets has then prospered in the up markets that follow.

 We experienced significant outflow of dollars from the Fund simply because we allowed cash levels to rise when we felt it important to sell many stocks in addition to the semiconductor and oil services companies we already mentioned and could not find prudent replacements.

 Therefore, we are particularly grateful for you and your appreciation for our
                   ------------
research process and your long-term commitment to the strategy we employ.
Thanks.

 God Bless!
 /S/ Foster Friess

 Foster Friess
 President
 October 13, 1998

DISTRIBUTION UPDATE . . .

This year's distribution is just around the corner. If you're a shareholder on October 23, 1998, you will receive an income dividend of approximately $.20 per
                                                         -------------
share on October 26, 1998. Your account will reflect reinvestment of this payout on October 27. A very slight estimate of $.02 in long-term capital gains, at the 20 percent rate, and $.11 in short-term ordinary income will be distributed.

FELLOW SHAREHOLDER . . .

  How can you defend a country you neither fully understand nor appreciate? For fellow shareholder in your sister Brandywine Fund John Lenczowski, the reply to this question was long in gestation.

  His answer is the Institute of World Politics -- a graduate school of statecraft, national security, the historic principles of American political philosophy, and moral leadership in Washington, D.C. The Institute is unique in American academia: its curriculum is dedicated to molding leaders who will defend our country and civilization. The program attracts students from business, journalism, foreign embassies, and the U.S. government, including officials from the CIA and the State and Defense Departments.

  "The idea was to create a graduate school that recognized the rarity and preciousness of American liberal democracy and to educate leaders to defend the political order -- politically, economically, morally, psychologically, and militarily," John explains.

  The not-for-profit Institute was established in late 1990 on three $5,000 grants. Starting with a first year budget of only $83,000, Lenczowski considers the Institute's success to be nothing short of a miracle.

  Today, the Institute teaches over 150 students a year. Its permanent headquarters are strategically located just blocks from the White House, offering certificate programs in national security policy, intelligence, and comparative politics. The Institute will soon be offering a master's degree.

  Lenczowski believes people will be encouraged to know that positive work in support of a morally ordered liberty actively goes on in Washington. Perhaps the reason for this is, "The people involved at the Institute, the board members, faculty, and staff, are united in a belief that America still is a depository of eternal truths and principles which make for a successful civilization where people can realize their God-given potential."

  A foreign affairs expert, Lenczowski served as principal advisor on Soviet Affairs to President Reagan from 1983 to 1987. He shared his thoughts on the economic difficulties in Russia, which he believes have several causes: lack of genuine private-property rights, including shareholder rights; the absence of rule of law; and the pervasiveness of corruption and Mafia influence (which are a legacy of the "moral Chernobyl" Russia suffered under communism).

  Dr. Lenczowski attributes the most recent turmoil, however, to the global deflation that severely harmed Russia's commodities-based economy. With gold, oil, and agricultural prices plummeting, the recent market crash and ruble devaluation were inevitable. He feels that unless the Fed injects more liquidity into the international system, deflation will make dollar debtors around the world incapable of meeting their obligations and force them into bankruptcy.

  Dr. Lenczowski's focus outside of work is on his family. He and his wife, Susan, have two children, Katie and Christian, and are involved with their sports and other activities. They all often hike together in the mountains near the Washington area. John also enjoys playing the piano. Hanging on his office door at the State Department was this quotation from Shakespeare's Merchant of
Venice: "The man that hath no music in himself, Nor is not mov'd with concord of sweet sounds, Is fit for treasons, stratagems, and spoils . . . Let no such man be trusted."

                                                                   - Adam Rieger

JACK . . .

  You might remember our featuring Jack Fraser back in December 1995 as a key broker at C.S. First Boston who helped us in our number one obligation of growing your hard-earned assets. He knew our strategy so well and would suggest only those companies that met our strict criteria for investment.

  After working with Jack closely for many years, Foster and Bill decided to bring him on board in 1996 as a researcher and newest management team member.

  "Jack's contribution as an analyst from the sell-side was invaluable to us," Bill D'Alonzo comments, "and his experience in that environment brings a perspective we thought would be helpful."

  That has certainly proven to be true. Jack's role encompasses both the research and the client liaison effort, giving him a unique ability to track successful companies as well as describe those companies to our clients and shareholders in performance review meetings.

  Another task on Jack's plate is furthering our client communications. Jack understands that "keeping in close contact with those depending on us to help them reach their financial goals is a sure way to maintain a solid focus on meeting their needs through an effective implementation of our strategy."

  We are working with some of our largest and longest-term clients to determine what they would most like to see us concentrate on when meeting with them. "This feedback is central to the evolution of the client liaison effort," Jack explains.

  This focus is making a difference. After a presentation Jack made to one of our clients, we received a letter praising Jack's skills. "Every person I spoke with rated your presentation by far the best of our meeting. You painted a picture of the challenges the Brandywine team faced during late 1997 and early 1998 which allowed them to really understand the events of this period. I can tell you that your frank commentary took a room full of doubters and turned them into believers. Many of them commented that they now felt confident they could successfully answer their clients' questions about the fund. Those comments tell me that the time you and your firm invested to make the trip will pay off very quickly. Thank you."

  With an MBA in Finance from Ohio State and his six years at C.S. First Boston, Jack has a discriminating knowledge of the industry which benefits our shareholders and clients as well as the entire Friess Associates team. He works closely with the researchers, collaborating on various purchase and sale ideas, and he shares inputs with the trading desk, acting as a sounding board for any new organizational ideas that surface.

  Jack and his wife Mae have four children and live in the Chadds Ford, Pennsylvania home they just finished building about a year ago. They enjoy traveling together as a family, and always make it out to our Jackson office for some winter-time skiing and summer-time hiking. You'll also find Jack on the links, on the tennis court, or the soccer field, playing the sports he so enjoys.

                                                               - Rebecca Buswell

MIKE AND MICHAEL . . .

 When you grow up as the only hearing person in your family, it seems natural that your adult career might center around working with the deaf. That's the case for Mike Bove. With two deaf parents and a deaf sister, Mike's first language is American Sign Language (ASL). This makes Mike's role in the Delaware Friess research office -- working closely with Michael Friess, deaf from a bout with spinal meningitis as a seven-month-old infant -- an ideal career choice.

 Together, they serve as technical analysts, reporting the latest performance information on every stock we own to its respective researcher. Often a chart will signal an underlying fundamental issue that our researchers need to jump on. They cover all Friess Associates' holdings, including your Fund's, and provide recent charts and newsworthy items affecting the companies to all on the research team.

 Before joining Friess Associates in December 1994, Michael's analytical studies at Arizona State University in economics and financial analysis led him to technical analysis, which he found challenging and motivating. He learned the skills to design various tools which he and Mike use to make buy recommendations based both on technicals and fundamentals. These systems also help determine the right time to sell a particular holding. "I need to use tools that will automate my work as much as possible," Michael explains, "and the systems we've created do just that."

 Mike's affinity for the market developed as he managed his own portfolio. He was a successful mutual fund investor for 10 years before joining Friess Associates, and was spending more and more time tweaking his portfolio just prior to coming on board. Mike reflects, "I served as Michael's interpreter for four years, and when the opportunity arose to become a full-time teammate here, working collectively as a technical analyst team, I was honored." Mike's interpreted for Dole, Kemp, Clinton, and Gore, as well as for court proceedings and theatre interpretations. This, coupled with his interest in investing, made Mike a real complement to Michael's efforts.

 Senior researcher Carl Gates commends their work. "Perusing the entire spectrum of all Friess Associates' holdings might seem a daunting task, since there are upwards of 250 companies to follow, but Mike and Michael have it covered well. They have a system which enables them to pool many sources of information together to help researchers look into all possible developments," Carl continues. "And, their input about what stocks we might want to think about buying and selling is invaluable. They are the eagle eyes, so to speak, and keep us apprised of information pertinent to our investment decisions."

 Outside the office, each can be found conversing in ASL, but their similar interests end there. Mike's likely to be spending time with his wife Hansa and their two children, enjoying music, photography, and traveling. Michael also likes to travel, especially by helicopter, which he pilots himself! He is FAA certified and is one of the only, if not the only, deaf helicopter pilot in the U.S. If Michael's not in the air, he'll be in the water, scuba diving and windsurfing.

                                                               - Rebecca Buswell

 GROWING YOUR FUND . . .

 Step aboard a modern ocean-going sailboat and you won't find the teak and brass work of an earlier era. Instead, computer screens, electronic instruments, and a sleek deck swept clear of all ornamentation distinguish contemporary racers from their predecessors. Similarly, today's corporation relies on computers and telecommunications to maneuver through the difficult waters of the business world.

 The addition of radar and global positioning satellites to today's racer has only reinforced the importance of an experienced and imaginative crew. Today's crew has better tools to realize its goals, yet success or failure still depends on combined judgment and effort. In the same way, the automation and computerization of the modern corporation make the skills and cooperation of its employees even more critical if it is to edge out its competitors.

 Each quarter we like to feature an employee at one of the companies in your Fund's portfolio. This quarter, we introduce you to a member of the crew helping to turn Apple Computer around. Tom Boger is the worldwide product manager for the new iMac computer which Apple just released on August 15. The iMac, which offers plug-in and go access to the Internet, is Apple's hottest new product in years.

 Tom's job includes identifying customers' needs and specifying the requirements for a new product. He stands at the crossroads of product development, engineering, marketing, and advertising and has to pinch himself to believe where he is because he shares a passion with many Apple employees. "I don't love the Mac because I work at Apple, I work at Apple because I love the Mac," Tom confides.

 Back in high school in Woodstown, New Jersey, Tom got his first Macintosh, Apple's ground-breaking easy-to-use computer. This Mac led to a consuming hobby and four years of being an Apple student rep at Penn State, teaching other students about Apple's products. After graduating with a degree in Philosophy, he started in sales with the company, focusing on schools in the Philadelphia area and later universities in the Northeast before moving to California four and a half years ago.

 Apple has gone through some tough years but is now re-inventing itself. Tom says it has the feel of a Silicon Valley start-up with projects moving at light speed. Professionally, Tom's biggest challenge is keeping up with the pace required, and personally his biggest challenge is finding enough time to spend with his wife, Connie, doing the things they enjoy together -- jogging, skiing, and taking trips to the beach and the wine country.

 When we asked Tom what he wanted to say about the iMac, he first mentioned its speed, style, and simplicity, but then he said there is a bigger message that transcends the product. "Apple has gone back to being who we are, willing to eschew conventional wisdom and to be a trend setter. iMac is a great product, but it is the harbinger of even greater things to come."

 Since researcher Andy Graves purchased your Apple shares in March at $27, they jumped 42 percent and added $5 million to your portfolio.

                                                               - Margaret Barton

 ALL IS NOT ROSES . . .

 It's not pretty. This quarter is one we'd like to forget. With 15 stocks tumbling more than $2 million, and 29 others dropping back more than $1 million apiece, it's not hard to see why.

 The biggest disappointment was Computer Associates. Several large multinational customers deferred some substantial purchase orders for software and services causing your Fund's holding to fall $4.3 million. Xylan lost $3.5 million after management indicated the September quarter would be more difficult than in the past and also because rumors were confirmed that Alcatel, 20 percent of Xylan's revenues, was about to make an acquisition which would hurt its relationship with Xylan. Suiza Foods' $3.3 million drop was primarily caused by concerns over third quarter results being impacted by higher butterfat costs.

 When analysts downgraded their sales estimates because of the 20 percent decline in average selling prices of PCs, Office Depot slipped $3.2 million. Jones Apparel Group gave up $2.9 million, mainly due to a decline in career sales in department stores, and Borders Group fell $2.8 million following fears that on-line book sellers, like Amazon.com, would hurt business.

 Other big droppers were US Airways, Conseco, Fruit-of-the-Loom, The Learning Co. and Accustaff. Of these names, you still hold only Borders Group, which remains a solid holding for you, up 24 percent since purchase.

 Through the market's recent rugged terrain, a few stocks managed to shine. Apple Computer soared $3.7 million, while EMC Corp. grew $2.8 million. Lucent Technologies rose $1.3 million.

HIGHLIGHTS . . .

COMPUTERS

APPLE COMPUTER, INC. has made a financial turnaround through cost cutting and is poised to make a strong product transition. Driving these changes is the 2nd generation Macintosh computer, called the iMac.

Just released on August 15, iMac is opening the flood gates to more than 8 million Mac users as the first significant upgrade of the Mac. Its bold look (many compare it to the new VW Bug), increased speed (new Apple G3 processor), built in Internet connectivity, and ease of use that Apple is known for, are making iMac a hot seller. Apple pre-sold 150,000 iMacs and earned the No. 1 spot in retail computer sales for August.

Apple's on pace to release its newest operating system this fall, MacOS 8.5, which will enable even better system performance and is equipped with new features, including a totally rewritten search application, code-named Sherlock, which performs both the hard drive and the Internet searches simultaneously.

In our conversations with CFO Fred Anderson, we learned that Apple has improved working capital with $2 billion in cash and decreased days sales outstanding (how many days worth of sales owed). Apple's inventory with distributors like CompUSA is also down, allowing the company more control over inventory as well as more flexibility on pricing.

Earnings beat analysts' expectations in the last two quarters, with $.38 in March and $.50 in June, exceeding estimates by more than 50 percent both quarters.

Purchased in March, your shares are up 42 percent to $38 as of quarter end.

FINANCIAL/BUSINESS SERVICES

If you value the convenience and simplicity of paying for your groceries with a swipe of your debit/credit card or purchasing your gas right at the pump, then chances are you've got CONCORD EFS, INC. to thank. Concord provides most of the machines at supermarket counters and gasoline pumps and also processes the transactions.

And, when you charge purchases at convenience stores and other major retailers, then it's likely Concord is providing the authorization for the transaction. Your company also offers check verification services for many retailers, and, if you want to make an electronic payment, Concord can do that, too.

President Ed Labry explained that a key to your company's success is that it's set up as a bank holding company which can process its own transactions. As such, Concord can achieve higher margins than its competitors.

He went on to tell us that Concord's revenues consist mainly of fees for sales and rentals of ATM equipment, which is somewhat protected from economic cycles.

Revenues rose 60 percent to $91 million last quarter, driving earnings up 40 percent to $.15 from $.11.

Your shares are up 18 percent to $26 from their May purchase price of $22.

MEDICAL & RELATED

With an FDA-approved drug for successful treatment of relapsing forms of Multiple Sclerosis, BIOGEN, INC. continues to post strong earnings results and exceed the Street's expectations in its product sales.

Earnings were up 58 percent in the recent June quarter, from $.26 to $.41, and analysts predict September earnings to be $.49, rising 81 percent.

Fueling this growth is the drug Avonex, which is quickly gaining market share since its introduction in 1996. Patients tolerate Avonex better than competing drugs, and it is only injected once weekly compared to three times a week for others.

CFO John Connelly explained to us recently how a study printed in the New England Journal of Medicine was positive for your company. The study supported the effectiveness of using interferons (like Avonex) to slow the progression of the disease in earlier stages of MS. As a benefit not previously known, this implies a much larger patient base than was originally believed.

He also thinks there are continued opportunities to expand Avonex sales in Europe where sales have increased sequentially in each quarter since December 1997.

Biogen also licenses drugs it has developed for others to sell, including a vaccine for hepatitis B. Your company does plan to market other drugs currently in development, such as those to treat inflammation, pulmonary diseases, kidney disease and central nervous system disorders.

Purchased just September 11, your shares have already climbed to $66 from under $62.

SPECIALTY RETAILING

"Yeah, we've got that." And, chances are, with 8,000 products to choose from, STAPLES, INC. can deliver on that advertising slogan. One of the nation's top two office supply superstores, Staples sells virtually everything you need for an office -- from calculators and computers to fax machines and furniture. Your company has 740 stores in the U.S. and Canada, and others in the UK and Germany.

John Mahoney, CFO, told us that inventory management has improved. This is particularly evident in the PC area where most of their competitors are seeing a drag on same store sales. Declining average selling prices, mainly at the low end with the trend toward the $1,000 PC, is the primary reason for these lackluster results, but Staples is insulated from this problem as the company cut back on the number of brands carried and focused more on higher-end products.

Staples' build-to-order program also helps. Your company pleases the customer by building the PC to the exact specifications requested while keeping its inventory low, free from pre-built PCs that may not sell as well.

Last quarter same store sales were up 14 percent, the highest in company history and four times better than its closest competition. Total revenues were up 39 percent, pushing earnings up 50 percent to $.12.

Rising 31 percent since purchase in March '97, your shares sell today at $29.

TOP TEN . . .

  Three new groups joined your top ten this quarter -- Apparel & Shoe Retailers came in at number six, Distribution to the number seven spot, and Medical & Related stands at number nine. Holdings in Communications, Transportation & Related, Textiles/Apparel Manufacturing, and Food/Restaurants categories dropped from the top ten.

  All of the Medical & Related companies you held in June were sold during the quarter, but were replaced by Amgen, Biogen and Genzyme. Together these three companies have grown more than $650,000. Your other new medical products company is Arterial Vascular Engineering, bringing this category to 5.3 percent of the portfolio, up from 3.1 percent last quarter.

  Your Networking category moved up to number two this quarter at 12.0 percent, up from 5.8 percent at the number eight spot in June. You purchased 3Com Corp., and added to your Ascend Communications and FORE Systems positions.

  Growth occurred in the Computers category, which was 8.7 percent of the portfolio in June. We more clearly defined this sector this quarter and divided it into two groups -- Computers, companies manufacturing PCs, and Computer & Related, companies which make processors, hard drives, and other components for the PC. Most significant in making the Computers group number one at 15.1 percent, was the $2 million addition and subsequent $3.7 million growth in Apple Computer. New purchases of Sun Microsystems, Compaq Computer, and Gateway 2000 further increased this group.



                            TOP TEN INDUSTRY GROUPS

Computers                                  15.1%
Networking                                 12.0%
Financial/Business Services                10.6%
Specialty Retailing                         9.7%
Computer & Related                          8.7%
Apparel & Shoe Retailers                    6.0%
Distribution                                5.8%
Machinery & Miscellaneous Manufacturing     5.4%
Medical & Related                           5.3%
Software                                    5.0%
All Others                                 14.0%
Cash                                        2.4%

WALL STREET'S WILD RIDE . . .

  For the first time in eight years, this quarter shows a downturn across the board for all the indices. Trading terminals show an abundance of red. Investors worry whether the market is still the best option for their money. Global economies watch Wall Street every day as a barometer for how their own markets will fare.

  It's an uncertain and volatile time right now, but will we change our strategy? No. We'll keep searching for companies that will surprise analysts with solid earnings which can be purchased at reasonable PE ratios. As in the past, we will let cash levels flesh out where they may as a natural evolution of our strategy. We'll stay the course. And we thank you, our steadfast shareholders who entrust us with the awesome responsibility of reaching your financial goals. We are mindful of this mission each and every day (and night!) and are determined to get you where you want to be. Thanks for your ongoing confidence. We're in this together!

(PRICEWATERHOUSECOOPERS LOGO)                       100 EAST WISCONSIN AVENUE
                                                                   SUITE 1500
                                                          MILWAUKEE, WI 53202

                       REPORT OF INDEPENDENT ACCOUNTANTS
                                October 8, 1998

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
 OF BRANDYWINE BLUE FUND, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Blue Fund, Inc. (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the seven years in the period then ended and for the period from January 10, 1991 (commencement of operations) to September 30, 1991, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

 /S/ PRICEWATERHOUSECOOPERS

                            BRANDYWINE BLUE FUND, INC.
                              STATEMENT OF NET ASSETS
                                September 30, 1998

                                                                       QUOTED
                                                                       MARKET
    SHARES                                                COST         VALUE
   ---------                                             ------      ----------
COMMON STOCKS -- 97.6%(A)<F2>
             APPAREL & SHOE RETAILERS - 6.0%
     58,000  Abercrombie & Fitch Co.*<F1>             $ 2,790,346  $ 2,552,000
    270,900  Gap, Inc.                                 15,615,665   14,289,975
    278,200  TJX Companies, Inc.                        6,774,496    4,955,577
                                                     ------------  -----------
                                                       25,180,507   21,797,552
THIS SECTOR IS 13.4% BELOW YOUR FUND'S COST.

             COMMUNICATIONS - 3.3%
     61,100  ADC Telecommunications, Inc.*<F1>          1,748,268    1,290,737
     68,000  Nokia Corp. "A" ADR*<F1>                   5,510,203    5,333,784
    132,500  Tellabs, Inc.*<F1>                         5,354,844    5,275,223
                                                     ------------  -----------
                                                       12,613,315   11,899,744
THIS SECTOR IS 5.7% BELOW YOUR FUND'S COST.

             COMPUTERS - 15.1%
    449,100  Apple Computer, Inc.*<F1>                 12,101,142   17,121,937
    588,700  Compaq Computer Corp.                     19,508,015   18,617,638
     71,000  Gateway 2000, Inc.*<F1>                    3,836,833    3,700,875
    314,200  Sun Microsystems, Inc.*<F1>               15,686,531   15,651,245
                                                     ------------  -----------
                                                       51,132,521   55,091,695
THIS SECTOR IS 7.7% ABOVE YOUR FUND'S COST.

             COMPUTER & RELATED - 8.7%
    125,500  Amdocs Limited*<F1>                        1,379,442    1,419,781
    162,600  Computer Sciences Corp.                    8,700,060    8,861,700
     69,000  CSG Systems International, Inc.*<F1>       3,108,690    3,053,250
    225,000  EMC Corp. (Mass.)*<F1>                     9,067,247   12,867,300
    217,100  Seagate Technology, Inc.*<F1>              5,006,238    5,441,177
                                                     ------------  -----------
                                                       27,261,677   31,643,208
THIS SECTOR IS 16.1% ABOVE YOUR FUND'S COST.

             DEPARTMENT STORES - 0.6%
    104,200  Saks Inc.*<F1>                             3,785,753    2,338,040

THIS SECTOR IS 38.2% BELOW YOUR FUND'S COST.

             DISTRIBUTION - 5.8%
     44,600  AmeriSource Health Corp.*<F1>              2,412,485    2,427,935
    308,600  CompUSA Inc.*<F1>                          5,782,443    5,342,792
    129,600  Tandy Corp.                                7,317,475    6,933,600
    128,700  Tech Data Corp.*<F1>                       5,717,726    6,443,108
                                                     ------------  -----------
                                                       21,230,129   21,147,435
THIS SECTOR IS 0.4% BELOW YOUR FUND'S COST.

             ELECTRONICS - 0.1%
     16,700  Mettler-Toledo International Inc.*<F1>       334,000      359,050

THIS SECTOR IS 7.5% ABOVE YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 10.6%
    104,700  Capital One Financial Corp.                5,621,894   10,836,450
    165,000  Concord EFS, Inc.*<F1>                     3,623,125    4,259,145
     25,000  First American Financial Corp.               800,720      800,000
    147,100  Household International, Inc.              6,402,896    5,516,250
     50,000  NOVA Corp./Georgia*<F1>                    1,500,000    1,534,400
    186,100  Providian Financial Corp.                 13,782,641   15,783,699
                                                     ------------  -----------
                                                       31,731,276   38,729,944
THIS SECTOR IS 22.1% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 1.6%
    133,700  Brinker International, Inc.*<F1>           3,172,475    2,506,875
     55,000  CKE Restaurants, Inc.                      1,988,070    1,636,250
     40,000  U.S. Foodservice, Inc.*<F1>                1,646,300    1,665,000
                                                     ------------  -----------
                                                        6,806,845    5,808,125
THIS SECTOR IS 14.7% BELOW YOUR FUND'S COST.

             HOME/OFFICE & RELATED - 1.0%
     16,800  Maytag Corp.                                 535,833      802,200
     96,000  Mohawk Industries, Inc.*<F1>               2,712,950    2,628,000
                                                     ------------  -----------
                                                        3,248,783    3,430,200
THIS SECTOR IS 5.6% ABOVE YOUR FUND'S COST.

             INSURANCE - 0.7%
     40,400  Allmerica Financial Corp.                  2,683,659    2,408,850

THIS SECTOR IS 10.2% BELOW YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 1.3%
    100,400  Gemstar International
              Group Limited*<F1>                        3,684,687    4,656,050

THIS SECTOR IS 26.4% ABOVE YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 5.4%
    167,600  Ogden Corp.                                4,649,366    4,766,209
    270,600  Tyco International Ltd.                   15,155,104   14,950,650
                                                     ------------  -----------
                                                       19,804,470   19,716,859
THIS SECTOR IS 0.4% BELOW YOUR FUND'S COST.

             MEDICAL & RELATED - 5.3%
     80,000  Amgen Inc.*<F1>                            5,939,656    6,045,040
     83,400  Arterial Vascular Engineering, Inc.*<F1>   3,592,804    3,085,800
    136,800  Biogen, Inc.*<F1>                          8,430,632    9,003,218
     30,000  Genzyme Corp.*<F1>                         1,048,242    1,083,750
                                                     ------------  -----------
                                                       19,011,334   19,217,808
THIS SECTOR IS 1.1% ABOVE YOUR FUND'S COST.

             NETWORKING - 12.0%
    637,200  3Com Corp.*<F1>                           18,429,312   19,156,144
    452,200  Ascend Communications, Inc.*<F1>          17,404,039   20,575,100
    235,600  FORE Systems, Inc.*<F1>                    4,423,783    3,916,850
                                                     ------------  -----------
                                                       40,257,134   43,648,094
THIS SECTOR IS 8.4% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 3.3%
    266,300  Mylan Laboratories Inc.                    6,838,180    7,855,850
     83,200  Watson Pharmaceuticals Inc.*<F1>           3,662,420    4,222,400
                                                     ------------  -----------
                                                       10,500,600   12,078,250
THIS SECTOR IS 15.0% ABOVE YOUR FUND'S COST.

             SOFTWARE - 5.0%
     64,800  Citrix Systems, Inc.*<F1>                  3,286,556    4,600,800
     15,300  Electronic Arts Inc.*<F1>                    687,068      671,287
    256,600  HBO & Co.                                  7,364,186    7,409,325
    100,000  Rational Software Corp.*<F1>               1,576,210    1,681,300
    143,200  Sterling Software, Inc.*<F1>               2,438,292    3,947,022
                                                     ------------  -----------
                                                       15,352,312   18,309,734
THIS SECTOR IS 19.3% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 9.7%
    276,000  Best Buy Co., Inc.*<F1>                   13,366,905   11,454,000
     85,800  BJ'S Wholesale Club, Inc.*<F1>             3,307,026    3,153,150
    190,000  Borders Group, Inc.*<F1>                   3,414,357    4,227,500
    105,300  Ethan Allen Interiors Inc.                 4,036,871    3,817,125
     78,300  Family Dollar Stores, Inc.                 1,139,036    1,233,225
     74,400  Furniture Brands International, Inc.*<F1>  2,115,076    1,450,800
     55,000  Longs Drug Stores Corp.                    2,224,592    2,210,340
     50,000  Michaels Stores, Inc.*<F1>                 1,538,905    1,275,000
    224,430  Staples, Inc.*<F1>                         4,717,836    6,592,631
                                                     ------------  -----------
                                                       35,860,604   35,413,771
THIS SECTOR IS 1.2% BELOW YOUR FUND'S COST.

             TRANSPORTATION & RELATED - 0.8%
     85,000  ASA Holdings, Inc.                         3,102,502    3,017,500

THIS SECTOR IS 2.7% BELOW YOUR FUND'S COST.

             MISCELLANEOUS - 1.3%
    216,000  Solutia Inc.                               6,097,406    4,873,608

THIS SECTOR IS 20.1% BELOW YOUR FUND'S COST.
                                                     ------------  -----------
             Total common stocks                      339,679,514  355,585,517

 PRINCIPAL
  AMOUNT
 ---------
SHORT-TERM INVESTMENTS - 1.6% (A)<F2>
             VARIABLE RATE DEMAND NOTE
$  5,749,872 Firstar Bank U.S.A., N.A.                  5,749,872    5,749,872
                                                     ------------  -----------
             Total investments                       $345,429,386  361,335,389
                                                     ------------
                                                     ------------
             Cash and receivables, less
               liabilities 0.8% (A)<F2>                              3,015,379
                                                                   -----------
             NET ASSETS                                           $364,350,768
                                                                   -----------
                                                                   -----------
             Net Asset Value Per Share
               ($0.01 par value 100,000,000 shares
               authorized), offering and redemption
               price ($364,350,768 / 16,467,828
               shares outstanding)                                      $22.13
                                                                        ------
                                                                        ------

  *<F1>Non-income producing security.
  (a)<F2>Percentages for the various classifications relate to net assets.

   The accompanying notes to financial statements are an integral part of this statement.

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 1998

INCOME:
   Dividends                                                     $ 1,780,969
   Interest                                                        7,196,840
                                                               -------------
      Total income                                                 8,977,809
                                                               -------------
EXPENSES:
   Management fees                                                 5,424,730
   Administrative services                                           104,620
   Registration fees                                                  51,315
   Custodian fees                                                     51,096
   Printing and postage fees                                          44,084
   Professional fees                                                  36,152
   Transfer agent fees                                                19,164
   Board of Directors fees                                             2,000
   Other expenses                                                     20,219
                                                               -------------
      Total expenses                                               5,753,380
                                                               -------------
NET INVESTMENT INCOME                                              3,224,429
                                                               -------------
NET REALIZED LOSS ON INVESTMENTS                                  (38,397,139)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS           (114,271,399)
                                                               -------------
NET LOSS ON INVESTMENTS                                          (152,668,538)
                                                               -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(149,444,109)
                                                               -------------
                                                               -------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 1998 and 1997

                                                                                             1998           1997
                                                                                            -----          -----
OPERATIONS:
    Net investment income (loss)                                                      $    3,224,429   $ (2,154,984)
    Net realized (loss) gain on investments                                              (38,397,139)    97,695,857
    Net (decrease) increase in unrealized appreciation on investments                   (114,271,399)    69,826,600
                                                                                      --------------   ------------
       Net (decrease) increase in net assets resulting from operations                  (149,444,109)   165,367,473
                                                                                      --------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net realized gains ($5.085142 per share)                          (88,287,212)*<F3>       --
                                                                                      --------------   ------------
FUND SHARE ACTIVITIES:
    Proceeds from shares issued (8,608,182 and 7,155,367 shares, respectively)           236,200,712    205,952,295
    Net asset value of shares issued in distributions (3,001,160 and
      0 shares, respectively)                                                             81,361,466             --
    Cost of shares redeemed (12,395,518 and 3,815,950 shares, respectively)             (332,841,741)  (105,417,172)
                                                                                      --------------   ------------
       Net (decrease) increase in net assets derived from Fund share activities          (15,279,563)   100,535,123
                                                                                      --------------   ------------
       TOTAL (DECREASE) INCREASE                                                        (253,010,884)   265,902,596

NET ASSETS AT THE BEGINNING OF THE YEAR                                                  617,361,652    351,459,056
                                                                                      --------------   ------------
NET ASSETS AT THE END OF THE YEAR
 (including undistributed net investment income of $3,234,758 and $0, respectively)   $  364,350,768   $617,361,652
                                                                                      --------------   ------------
                                                                                      --------------   ------------

*<F3>See Note 7.

   The accompanying notes to financial statements are an integral part of these statements.

                          BRANDYWINE BLUE FUND, INC.
                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each period)

                                                                         Years Ended September 30,
                                            1998      1997            1996          1995     1994     1993     1992     1991+<F4>
                                            ----      ----            ----          ----     ----     ----     ----     -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period       $35.78    $25.26         $24.37        $17.18   $19.11   $12.95   $13.09     $10.01

Income from investment operations:
 Net investment income (loss)                0.19     (0.10)(1)<F5>  (0.05)(1)<F5>  0.00     0.04    (0.06)   (0.04)      0.03
 Net realized and unrealized (loss)
   gains on investments                     (8.75)    10.62           2.05          7.30     0.36     6.22     0.52       3.05
                                           ------    ------         ------        ------  ------    ------   ------     ------
Total from investment operations            (8.56)    10.52           2.00          7.30     0.40     6.16     0.48       3.08

Less distributions:
 Dividend from net investment income           --        --             --            --     --        --     (0.03)       --
 Distributions from net realized gains      (5.09)       --          (1.11)        (0.11)   (2.33)     --     (0.59)      --
                                           ------    ------         ------        ------  ------    ------   ------     ------
Total from distributions                    (5.09)       --          (1.11)        (0.11)   (2.33)     --     (0.62)       --
                                           ------    ------         ------        ------  ------    ------   ------     ------
Net asset value, end of period             $22.13    $35.78         $25.26        $24.37   $17.18   $19.11   $12.95     $13.09
                                           ------    ------         ------        ------  ------    ------   ------     ------
                                           ------    ------         ------        ------  ------    ------   ------     ------
Total Investment Return                    (26.5%)    41.6%           8.9%         42.8%     2.8%    47.6%     4.0%        45.1*<F6>

Ratios/Supplemental Data:
Net assets, end of period (in 000's $)    364,351   617,362        351,459       164,943  29,086     6,373    4,270     3,975
Ratio of expenses (after reimbursement)
  to average net assets**<F7>               1.06%     1.08%          1.13%         1.31%    1.80%    2.00%    2.00%     1.97%*<F6>
Ratio of net investment income
  (loss) to average net assets***<F8>        0.6%     (0.5%)         (0.4%)        (0.4%)   (0.4%)   (0.6%)   (0.3%)     0.6%*<F6>
   Portfolio turnover rate                 299.5%    202.1%         196.9%        174.1%   220.3%   144.3%   191.9%    115.3*<F6>


   +<F4> For the period from January 10, 1991 (commencement of operations) to September 30, 1991.
 (1)<F5> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
   *<F6>  Annualized.
  **<F7> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 2.09% and 2.44% for the years ended September 30, 1993 and 1992, respectively, and 3.00%*<F6> for the period ended September 30, 1991.
 ***<F8> The ratio of net investment income (loss) prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 1993 and 1992 and for the period ended September 30, 1991 would have been (0.7%), (0.7%) and (0.5%)*<F61>, respectively.

The accompanying notes to financial statements are an integral part of this statement.


                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 1998

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies of Brandywine Blue Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

   (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the statement of net assets, are substantially the same for Federal income tax purposes.

   (b) Net realized gains and losses on common stock are computed on the identified cost basis.

   (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund anticipates $38,765,853 of post-October losses, which may be used to offset capital gains in future years to the extent provided by tax regulations.

   (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

   (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified to capital stock.

   (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders. The Fund intends to declare a distribution of all net investment income and net realized gains to be paid on October 27, 1998 to shareholders of record of October 23, 1998.

(4)  INVESTMENT TRANSACTIONS

     For the year ended September 30, 1998, purchases and proceeds of sales of investment securities (excluding short-term investments) were $1,242,366,009 and $1,344,721,185, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 1998, liabilities of the Fund included the following:

     Payable to brokers for
       investments purchased                         $  2,510,311
     Payable to Adviser for management
       fees                                               305,757
     Other liabilities                                     38,622

(6)  SOURCES OF NET ASSETS

    As of September 30, 1998, the sources of net assets were as follows:

     Fund shares issued and outstanding              $383,856,909
     Net unrealized appreciation
       on investments                                  15,906,003
     Accumulated net realized losses                  (38,646,902)
     Undistributed net investment income                3,234,758
                                                  ---------------
                                                     $364,350,768
                                                  ---------------
                                                  ---------------

  Aggregate net unrealized appreciation as of September 30, 1998 consisted of the following:

     Aggregate gross unrealized appreciation         $ 32,761,061
     Aggregate gross unrealized depreciation          (16,855,058)
                                                  ---------------
     Net unrealized appreciation                     $ 15,906,003
                                                  ---------------
                                                  ---------------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED)

   In early 1998, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 1998. The Fund hereby designates the following amounts as long-term capital gains distributions.

     Capital gains taxed at 20%                     $  11,167,864
     Capital gains taxed at 28%                        37,226,240
                                                  ---------------
       Total long-term capital gains                $  48,394,104
                                                  ---------------
                                                  ---------------

       The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended September 30, 1998 was 4%.

LOG ON . . .

 And let us know what you think! Thanks to those of you who've already tapped into our website, but for those who haven't, please do, at www.brandywinefunds.com. You can read about Friess Associates' investment
   -----------------------
strategy, see the articles various publications have written, access current price information, and pull up a prospectus or the most recent quarterly report. Another feature you might enjoy is the opportunity to ask us any question you'd like or share with us your comments. We always appreciate hearing from you, and we'll be sure to respond. See you in cyberland!

 For those of you with just email access, remember you can also keep in touch through bfunds@friess.com. We read incoming messages daily and will respond back to you quickly, usually within the next day or two. And, for anyone not yet on the Net, don't worry, we're still reachable on the telephone and through the mail. We'll continue sending out all correspondence -- including quarterly reports and mid-quarter mailings -- to you in hard copy.

 -Lynda Campbell


ON THE CUTTING EDGE . . .

NEW TOOL TO FIGHT BREAST CANCER

ImageCheckerTM from R2 Technologies of Los Altos, California is part of a new generation of medical technology that will use computer databases to improve human diagnosis. With ImageCheckerTM, once a radiologist finishes reading a standard mammogram, the X-ray film is slipped into a scanner where it is converted into digital computer data. Specialized software, based on radiologists' interpretations of thousands of mammograms, rechecks the image for signs of cancer. A clinical study of this technology showed that it can help doctors find one additional cancer in 10 without calling for additional biopsies.

THIS CARTON SWEETENS THE JUICE

Fine wine improves with time. The same might be true of grapefruit juice. Cornell University food scientists have developed a carton which takes the bitterness out of the juice. A paper carton is lined with a cellulose polymer impregnated with naringinase, an enzyme. The coating breaks down the two ingredients responsible for the tartness of grapefruit juice: naringin, a natural component of citrus fruits, and limonin acid, a byproduct of pasteurization. The cellulose absorbs the limonin, while the enzyme "detarts" the naringin. In just a few days, the packaged juice tastes sweeter than the fresh-squeezed kind even though the sugar content in the juice remains the same.

                               BOARD OF DIRECTORS

                                 John E. Burris
                                    Chairman
                               Burris Foods, Inc.
                                Milford, Delaware

                                Foster S. Friess
                                    President
                             Friess Associates, Inc.
                                Jackson, Wyoming

                                   Stig Ramel
                                Former President
                                Nobel Foundation
                                Stockholm, Sweden


                      P.O. Box 4166, Greenville, DE 19807
   (800) 656-3017           www.brandywinefunds.com        bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Legal Counsel: FOLEY & LARDNER

   OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; John Fraser, Vice President; Carl Gates, Vice President; Andrew Graves, Vice President; David
Harrington, Vice President; John Ragard, Vice President; and Paul Robinson, Vice
                                   President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Blue Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca A. Buswell
Report Staff: Margaret Barton, Adam Rieger,
Paul R. Robinson, Jennifer Weldon